EXHIBIT 99.1

COMPUTATIONAL MATERIALS

Residential Mortgage Finance

COMPUTATIONAL MATERIALS

HOME LOAN AND INVESTMENT BANK, F.S.B.

$100,000,000 Certificates (approximate) Lehman Home Equity Loan Trust 2002-1

Home Loan and Investment Bank, F.S.B. (Originator & Servicer)

Residential Mortgage Finance

Lehman Home Equity Loan Trust 2002-1

To Maturity
Class	Approx. Size	Type	Tsy. Bmark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s)

A-1	$35,402,000	FX-PT	Swap	2.67	1 - 203	10/15/2019	11/15/2032	AAA/Aaa
A-2	$64,598,000	FL-PT	1 mo LI	2.26	1 - 181	12/15/2017	9/15/2032	AAA/Aaa
A-IO-F	Not Offered Hereby
A-IO-V

To 10% Call
Class	Approx. Size	Type	Tsy. Bmark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s)

A-1	$35,402,000	FX-PT	Swap	2.37	1 - 66	5/15/2008	11/15/2032	AAA/Aaa
A-2	$64,598,000	FL-PT	1 mo LI	2.08	1 - 66	5/25/2008	9/15/2032	AAA/Aaa
A-IO-F	Not Offered Hereby
A-IO-V

The bond balances are each subject to a variance of ± 5%

Pricing Speed
Fixed-Rate Collateral: 30% CPR for the life of the transaction. Floating-Rate Collateral: 35% CPR for the life of the transaction.

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Available Funds Cap

The following table lists the monthly Available Funds Cap for the Class A-2 Certificates assuming Prime equals the Prime forward curve.

Month	Prime Forward Curve	Available Funds Cap (%)	Month	Prime Forward Curve	Available Funds Cap (%)
1	-	6.12519	34	6.32502	8.03941
2	4.75000	6.12508	35	6.36796	8.03929
3	4.54974	6.12496	36	6.41585	8.03918
4	4.41483	6.12485	37	6.46365	8.03906
5	4.35966	6.12474	38	6.51148	8.03894
6	4.35670	6.12462	39	6.55856	8.03882
7	4.36098	6.24708	40	6.60556	8.0387
8	4.39375	6.24698	41	6.65349	8.03858
9	4.44672	6.24688	42	6.69919	8.03846
10	4.50088	6.24678	43	6.74482	8.61941
11	4.56671	6.24667	44	6.78748	8.61929
12	4.63975	6.24657	45	6.82882	8.61917
13	4.71254	6.24646	46	6.87010	8.61904
14	4.79792	6.24635	47	6.91024	8.61891
15	4.88667	6.24625	48	6.95067	8.61879
16	4.97516	6.24614	49	6.99103	8.61866
17	5.07084	6.24603	50	7.02620	8.61852
18	5.16930	6.24591	51	7.05976	8.61839
19	5.26751	7.14480	52	7.10088	8.61826
20	5.36379	7.14470	53	7.13973	8.61812
21	5.46189	7.14459	54	7.17129	8.61798
22	5.55975	7.14449	55	7.20274	9.07576
23	5.64553	7.14439	56	7.23406	9.07563
24	5.72261	7.14428	57	7.26529	9.07549
25	5.79946	7.14417	58	7.29642	9.07535
26	5.87039	7.14407	59	7.32743	9.07520
27	5.93410	7.14396	60	7.35837	9.07506
28	5.99760	7.14385	61	7.39102	9.07491
29	6.05541	7.14374	62	7.42687	9.07476
30	6.10966	7.14362	63	7.46542	9.07461
31	6.16374	8.03974	64	7.50454	9.07446
32	6.21691	8.03963	65	7.54227	9.07431
33	6.27104	8.03952	66	7.57861	9.07415

Residential Mortgage Finance

Preliminary Summary of Terms

Title of Certificates:	Lehman Home Equity Loan Asset-Backed Certificates, Series 2002-1
Originator and Servicer:	Home Loan and Investment Bank, F.S.B. (the “Servicer”)
Depositor:	Lehman ABS Corporation
Trustee:	Deutsche Bank National Trust Company (the “Trustee”)
Certificate Insurer:	AMBAC Assurance Corporation (“AMBAC”)
Transaction Size:	$100,000,000 (subject to a variance of +1-5%)
Securities Offered:	$35,402,000 Class A-1 Certificates $64,598,000 Class A-2 Certificates The balance of the Certificates is subject to a +1-5% variance.
Securities Issued:

The Class A-1 and the Class A2 Certificates, together the “Class A Certificates”;

The Class A-IO-F, which will have a notional balance equal to the outstanding fixed-rate pool principal balance on the first day of the month preceding the related Distribution Date. The Class A-10-F is entitled to interest distributions on a pari passu basis with the Class A-1 Certificates. The coupon on the Class A-10-F is equal to 1.70% up to and including month 24 and is equal to 0.00% thereafter;

The Class A-IO-V, which will have a notional balance equal to the outstanding adjustable-rate pool principal balance on the first day of the month preceding the related Distribution Date. The Class A-IOV is entitled to interest distributions on a pari passu basis with the Class A-2 Certificates. Up to and including month 24 the coupon on the A-10-V is equal to the lesser of (x) 1.00% and (y) the excess, if any of the Available Funds Cap over the Class A-2 Certificate Rate and is equal to 0.00% thereafter; and

The Class R Certificates, which will be subordinated to the Class A Certificates.

Collateral:

The collateral will consist of fixed-rate and adjustable-rate mortgage loans.

As of the Closing Date, the aggregate loan balance of mortgage loans delivered to the trust will be approximately $100,095,411, of which approximately $35,436,411 will be fixed-rate mortgage loans and approximately $64,659,000 will be adjustable-rate mortgage loans.

Residential Mortgage Finance

Preliminary Summary of Terms (continued)

Certificate Ratings:	A-1: AAA/Aaa (S&P/Moody’s) A-2: AAA/Aaa (S&P/Moody’s)
Cut-Off Date:	Close of business October 31, 2002
Business Day:	New York or the principal offices of the Trustee
Expected Closing Date:	On or about November [ 14], 2002
Distribution Date:	15th of each month, or the next succeeding Business Day (First Distribution Date: December 16, 2002)
Delay Days:	Class A-1 Certificates: 14 days Class A-2 Certificates: 0 days
Day Count:	Class A-1 Certificates: 30/360 Class A-2 Certificates: Actual/360
Principal:

All principal collections from fixed-rate mortgage loans will be used to pay the Class A-1 Certificates until the outstanding balance thereof equals zero. All principal collections from adjustable-rate mortgage loans will be used to pay the Class A-2 Certificates until the outstanding balance thereof equals zero.

Interest Accrual Period:

Class A-1 Certificates: the calendar month preceding the Distribution Date.

Class A-2 Certificates: the last Distribution Date (or the Closing Date in the case of the first Distribution Date) through the day preceding the current Distribution Date.

Class A-I Certificate Rate:

The Class A-1 Certificate Rate will be equal to the rate established at pricing, provided that, on any Distribution Date after the Optional Clean-up Call Date, the Class A-1 Certificate Rate will increase by 0.50%.

Class A-2 Certificate Rate:

LIBOR + [ ] %, subject to anAvailable Funds Cap, provided that on any Distribution Date after the Optional Clean-up Call Date, the margin on the Class A-2 Certificates will double from its initial level.

The Available Funds Cap is a per annum rate equal to (a) the weighted average interest rate on the adjustable-rate mortgage loans on the first day of the month preceding the Distribution Date less (b) the sum of (i) the servicing fee rate (0.50%), (ii) the trustee fee rate (0.01%) and (iii) the certificate insurer premium rate.

5

Residential Mortgage Finance

Preliminary Summary of Terms (continued)

Class A-I Carryforward Interest:

The Class A-I Carryforward Interest for any Distribution Date will be the sum of (a) the amount, if any, by which (x) the interest calculated on the Class A-1 Certificates as of the immediately preceding Distribution Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Certificates on such immediately preceding Distribution Date and (b) thirty days’ interest on the amount described in clause (a), calculated at the Class A-1 Certificate Rate, plus any Class A-1 Carryforward Interest remaining unpaid for the prior Distribution Date.

Class A-2 Carryforward Interest:

The Class A-2 Carryforward Interest for any Distribution Date will be the sum of (a) the amount, if any, by which (x) the interest calculated on the Class A-2 Certificates as of the immediately preceding Distribution Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Certificates on such immediately preceding Distribution Date and (b) actual days’ interest on the amount described in clause (a), calculated at the Class A-2 Certificate Rate, plus any Class A-2 Carryforward Interest remaining unpaid for the prior Distribution Date.

Class A-2 Available Funds Cap Carryforward:

The Class A-2 Available Funds Cap Carryforward for any Distribution Date is the sum of (a) the excess, if any of interest, calculated at the Class A-2 Certificate Rate, without giving effect to the Available Funds Cap, over the interest calculated at the Class A2 Certificate Rate for such Distribution Date and (b) any Available Funds Cap Carryforward remaining unpaid from prior Distribution Dates and (c) actual days interest on the amounts in clause (a) calculated at the Class A-2 Certificate Rate.

Interest Distributions:

On each Distribution Date, the Class A Certificates will be entitled to receive interest at the applicable Certificate Interest Rate for the applicable Interest Accrual Period together with any applicable Class A Carryforward Interest. Interest entitlements on each Class of Certificates will be reduced by any Civil Relief Shortfalls and further reduced by any Compensating Interest not covered by either the related servicing fee orexcess interest, allocated pro rata between Class A-1 Certificates and Class A-10-F Certificates in the case of the fixed-rate mortgage loans and pro rata between the Class A-2 Certificates and Class A-10-V Certificates in the case of the adjustable-rate mortgage loans.

Residential Mortgage Finance

Preliminary Summary of Terms (continued)

Credit Enhancement:

AMBAC will unconditionally guarantee timely payments of principal and interest and ultimate payment of principal on the Certificates.

Reserve Account: A 1.50% Reserve Account will be funded from excess interest on the fixed-rate collateral and a 1.70% percent Reserve Account will be funded from excess interest on the adjustable-rate collateral

Fixed Rate:

Adjustable Rate:

Initial:

0.00%

Initial:

0.00%

Target:

1.50%

Target:

1.70%

Stepdown:

3.00%

Stepdown:

3.40%

Floor:

0.50%

Floor:

0.50%

Excess interest equals interest calculated at the weighted average coupon on the mortgage loans on the first day of the month preceding the Distribution Date less the sum of: (i) the servicing fee rate (0.50%), (ii) the trustee fee rate (0.01%), (iii) the certificate insurer premium rate and (iv) the coupon on the Class A and the Class A-IO Certificates.

The stepdown date is the later to occur of: (i) the Distribution Date in November 2004; and, (ii) the first Distribution Date on which the aggregate principal balance of the mortgage loans is less than 50% of the aggregate principal balance of the mortgage loans as of the CutOff Date.

Optional Clean-up Call Date:	Any Distribution Date on or after which the aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance as of the Cut-Off Date.
Payment Priority:

On each Distribution Date, the Trustee will make distributions from amounts received in respect of each group of mortgage loans, to the extent of funds on deposit in the related distribution account, as follows:

(i) concurrently, to the holders of the related Class A Certificates and related Class A-IO Certificates, an amount equal to the related interest payable for such Class A Certificates and Class A-IO Certificates for such Distribution Date, any shortfall being allocated pro rata to such Class of Class A Certificates and Class A-IO Certificates based on the amount of interest each Class would otherwise be entitled to;

(ii) to the holders of the related Class A Certificates, an amount equal to the principal from the respective group for such Distribution Date;

Residential Mortgage Finance

Preliminary Summary of Terms (continued)

(iii) to the Certificate Insurer an amount equal to the sum of (1) the related monthly premium for the Policy, (2) an amount sufficient to reimburse the Certificate Insurer to the extent of any related unreimbursed Insured Amounts, with interest thereon at the rate specified in the Insurance Agreement, and (3) certain amounts owed to the Certificate Insurer pursuant to the Insurance Agreement in respect of the related group of mortgage loans;

(iv) to the Servicer and/or the Seller certain other related reimbursable expenses;

(v) to the Servicer, the amount of related nonrecoverable advances not previously reimbursed;

(vi) to the Reserve Account, the monthly excess spread amount;

(vii) to the holders of the Class A-2 Certificates, an amount up to the Class A-2 Available Funds Cap Carryforward;

(viii) to the Class R Certificateholders, the balance, if any.

Clearing:	DTC, Euroclear or Clearstream
Denomination:	Minimum $1,000; increments of $1 in excess thereof
SMMEA Eligibility:	The Certificates are not expected to be SMMEA eligible.
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
Tax Structure:	REMIC

Residential Mortgage Finance

Sensitivity Analysis - Group I (Fixed-Rate) To Maturity

Collateral CPR (%)	21	24	27	30	33	36	39
Class A-1
Yield @ 100.00	3.62	3.61	3.61	3.61	3.60	3.60	3.59
Avg. Life (yrs)	3.84	3.37	2.99	2.67	2.40	2.18	1.98
Window (mos)	1-263	1-241	1-221	1-203	1-185	1-170	1-156
Expected Final Mat.	10/15/24	12/15/22	4/15/21	10/15/19	4/15/18	1/15/17	11/5/15

Sensitivity Analysis - Group I (Fixed-Rate) To Call

Collateral CPR (%)	21	24	27	30	33	36	39
Class A-1
Yield @ 100.00	3.57	3.57	3.56	3.55	3.55	3.54	3.53
Avg. Life (yrs)	3.42	3.00	2.65	2.37	2.13	1.93	1.75
Window (mos)	1-94	1-83	1-74	1-66	1-60	1-54	1-49
Expected Final Mat.	9/15/10	10/15/09	1/15/09	5/15/08	11/15/07	5/15/07	12/15/06

Sensitivity Analysis - Group II (Adjustable-Rate) To Maturity

Collateral CPR (%)	26	29	32	35	38	41	44
Class A-1
Yield @ 100.00	2.19	2.19	2.19	2.19	2.19	2.19	2.19
Avg. Life (yrs)	3.14	2.79	2.50	2.26	2.05	1.87	1.71
Window (mos)	1-240	1-218	1-198	1-181	1-165	1-151	1-138
Expected Final Mat.	11/15/22	1/15/21	5/15/19	12/15/17	8/15/16	6/15/15	5/15/14

Sensitivity Analysis - Group II (Adjustable-Rate) To Call

Collateral CPR (%)	26	29	32	35	38	41	44
Class A-1
Yield @ 100.00	2.16	2.16	2.16	2.16	2.16	2.16	2.16
Avg. Life (yrs)	2.92	2.59	2.31	2.08	1.89	1.72	1.57
Window (mos)	1-94	1-83	1-74	1-66	1-60	1-54	1-49
Expected Final Mat.	9/15/10	10/15/09	1/15/09	5/15/08	11/15/07	5/15/07	12/15/06

Residential Mortgage Finance

Collateral Summary—Aggregate
Collateral statistics for the mortgage loans are listed below as of 11/1/02
Total Number of Loans		1,444
Total Outstanding Loan Balance		$100,095,411.71
Average Loan Principal Balance		$69,318.15
Fixed-Rate Loans (%)		35.40%
Adjustable-Rate Loans (% )		64.60%
WA Coupon		8.11%	4.99% to 14.75%
WA Original Term (mo.)		294	60 to 360
WA Remaining Term (mo.)		285	27 to 360
WA CLTV		67.97%	8.95% to 100.00%
Lien Position (first/second)	81.72% / 18.28%
Balloon (% of Total)		2.02%
Property Type
Single Family		83.46%
Two to Four Family		9.48%
PUD		4.31%
Condominium		2.18%
Mfg. Housing		0.40%
Townhouse		0.12%
Five Family		0.05%
Occupancy Status
Owner Occupied		95.81%
Non-owner Occupied		4.19%
Geographic Distribution
other states account individually for less	NY	21.29%
than 5% of pool balance	NJ	12.08%
	TX	11.87%
	MA	11.42%
	MI	9.59%
	RI	5.96%
	PA	5.12%

Residential Mortgage Finance

Collateral Summary—Group I (Fixed-Rate)
Collateral statistics for the mortgage loans are listed below as of 11/1/02
Total Number of Loans		736
Total Outstanding Loan Balance		$35,436,411.28
Average Loan Principal Balance		$48,147.30
Fixed-Rate Loans (%)		10.49%
Adjustable-Rate Loans (% )		260
WA Coupon		252	6.50% to 14.75%
WA Original Term (mo.)		260	60 to 360
WA Remaining Term (mo.)		252	45 to 360
WA CLTV		72.13%	10.86% to 100.00%
Lien Position (first/second)	69.01% / 30.99%
Balloon (% of Total)		5.69%
Property Type
Single Family		81.31%
PUD		8.52%
Two to Four Family		7.42%
Condominium		2.01%
Mfg. Housing		0.39%
Townhouse		0.35%
Occupancy Status
Owner Occupied		96.63%
Non-owner Occupied		3.37%
Geographic Distribution
other states account individually for less	TX	33.53%
than 5% of pool balance	NY	12.97%
	MI	7.79%
	NJ	7.69%
	MA	7.12%

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	472	$13,358,692.47	37.70%
50,000.01 - 100,000.00	215	14,788,338.02	41.73
100,000.01 - 150,000.00	29	3,352,332.03	9.46
150,000.01 - 200,000.00	16	2,677,743.16	7.56
200,000.01 - 400,000.00	4	1,259,305.60	3.56
(Total:	736	$35,436,411.28	100.00%

Loan Rates
( % )	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
6.001 -7.000	5	$604,025.39	1.70%
7.001 -7.500	8	598,100.91	1.69
7.501 -8.000	11	805,249.96	2.27
8.001 -8.500	19	1,575,355.20	4.45
8.501 -9.000	35	2,486,326.34	7.02
9.001 -9.500	44	2,558,721.48	7.22
9.501 - 10.000	85	5,447,246.95	15.37
10.001- 10.500	102	5,007,137.89	14.13
10.501- 11.000	81	3,226,949.14	9.11
11.001- 11.500	97	3,860,904.64	10.90
11.501- 12.000	94	3,672,532.08	10.36
12.001- 12.500	41	1,602,125.04	4.52
12.501- 13.000	56	1,978,946.82	5.58
13.001- 13.500	31	1,317,409.37	3.72
13.501- 14.000	20	515,804.69	1.46
14.001- 14.250	1	12,112.37	0.03
14.251 - 14.750	6	167,463.01	0.47
(Total:	736	$35,436,411.28	100.00%

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Remaining Term to Stated Maturity
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0-60	4	$117,949.03	0.33%
61- 120	58	1,731,563.18	4.89
121 - 180	161	6,555,412.58	18.50
181 -240	367	15,837,104.78	44.69
301 -360	146	11,194,381.71	31.59
(Total:	1 7361	$35,436,411.281	100.00%

Seasoning
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0	49	$2,468,869.29	6.97%
1-6	266	12,401,962.20	35.00
7-12	274	13,555,138.58	38.25
13-18	134	5,870,215.90	16.57
19-24	10	888,872.25	2.51
25-36	3	251,353.06	0.71
Total:	736	$35,436,411.28	100.00%

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.01 -20.00	12	$245,650.88	0.69%
20.01 -30.00	23	792,860.69	2.24
30.01 -40.00	26	1,110,767.97	3.13
40.01 -50.00	36	1,352,023.50	3.82
50.01 -60.00	55	2,493,894.39	7.04
60.01 -70.00	124	6,497,418.16	18.34
70.01 -80.00	281	14,808,301.68	41.79
80.01 -90.00	160	7,092,254.84	20.01
90.01 - 100.00	19	1,043,239.17	2.94
(Total:	736	$35,436,411.28	100.00%

Occupancy Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Primary Home	719	$34,241,704.86	96.63%
Investment	17	1,194,706.42	3.37
(Total:	736	$35,436,411.28	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single-Family	611	$28,813,894.31	81.31%
Planned Unit Development (PUD)	62	3,019,417.94	8.52
Two-to-Four Family	45	2,627,924.52	7.42
Condo	13	713,854.69	2.01
Mfg. Housing	3	138,064.24	0.39
Townhouse	2	123,255.58	0.35
(Total:	736	$35,436,411.28	100.00%

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

States
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AZ	6	$229,833.91	0.65%
CO	5	172,655.23	0.49
CT	30	1,540,583.78	4.35
DE	2	66,184.46	0.19
FL	2	38,430.07	0.11
GA	10	451,898.47	1.28
IL	24	905,376.96	2.55
IN	9	457,849.56	1.29
MA	48	2,524,536.37	7.12
MD	3	190,580.50	0.54
ME	22	1,240,319.01	3.50
MI	69	2,759,353.48	7.79
NH	21	938,605.56	2.65
NJ	62	2,724,039.73	7.69
NM	2	183,303.28	0.52
NV	1	25,217.38	0.07
NY	85	4,597,001.07	12.97
OR	2	114,448.53	0.32
PA	43	1,421,696.59	4.01
RI	29	1,512,896.34	4.27
TX	229	11,881,855.71	33.53
VA	29	1,326,055.76	3.74
WA	3	133,689.53	0.38
(Total:	736	$35,436,411.28	100.00%

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Lien Position
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
First	396	$24,455,254.76	69.01%
Second	340	10,981,156.52	30.99
(Total:	1 7361	$35,436,411.281	100.00%

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02
Total Number of Loans	708
Total Outstanding Loan Balance	$64,659,000.43
Average Loan Principal Balance	$91,326.27
Weighted Average Coupon	6.81%		4.99% to 12.50%
Weighted Average Margin	2.56%		1.00% to 7.12%
Weighted Average Original Term (months)	312		60 to 360
Weighted Average Remaining Term (months)	303		27 to 357
Weighted Average Maximum Rate	13.14%		10.00% to 20.50%
Weighted Average Periodic Cap	2.18%		2.00% to 3.00%
Weighted Average Floor	6.79%		4.99% to 12.50%
Weighted Average CLTV	65.69%		8.95% to 93.91%
Lien Position (first/second)	88.69% /11.31%
Property Type
Single Family	84.64%
Two to Four Family	10.60%
Condominium	2.27%
PUD	2.01%
Mfg. Housing	0.40%
Five Family	0.08%
Occupancy Status
Owner Occupied	95.36%
Non-Owner Occupied	4.64%
Geographic Distribution
other states account individually for less than	NY	25.84%
5% of pool balance	NJ	14.50%
	MA	13.78%
	MI	10.58%
	RI	6.89%
	PA	5.73%
	CT	5.32%

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	225	$7,709,169.97	11.92%
50,000.01- 100,000.00	256	18,239,448.34	28.21
100,000.01 - 150,000.00	122	14,637,755.63	22.64
150,000.01 - 200,000.00	56	9,700,294.82	15.00
200,000.01 - 250,000.00	22	4,876,963.33	7.54
250,000.01 - 300,000.00	11	3,012,352.84	4.66
300,000.01 - 400,000.00	9	2,993,033.16	4.63
400,000.01 - 450,000.00	5	2,112,328.06	3.27
650,000.01 - 700,000.00	2	1,377,654.28	2.13
(Total:	708	$64,659,000.43	100.00%

Loan Rates
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
4.9905.500	65	$7,880,743.14	12.19%
5.501 -6.000	117	14,289,146.54	22.10
6.001 -6.500	138	13,668,940.26	21.14
6.501 -7.000	117	9,440,165.25	14.60
7.001 -7.500	74	5,612,751.54	8.68
7.501 -8.000	67	5,350,376.46	8.27
8.001 -8.500	25	2,078,220.25	3.21
8.501 -9.000	23	1,379,086.44	2.13
9.001 -9.500	41	2,909,105.89	4.50
9.501 - 10.000	15	783,806.30	1.21
10.001 - 10.500	11	636,283.76	0.98
10.501 - 11.000	8	254,287.77	0.39
11.001 - 11.500	4	220,384.61	0.34
11.501 - 12.500	3	155,702.22	0.24
(Total:	708	$64,659,000.43	100.00%

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance

0.501 -1.000	3	$284,207.33	0.44%
1.001 -1.500	70	8,408,088.64	13.00
1.501 -2.000	149	17,831,042.28	27.58
2.001 -2.500	160	15,125,782.78	23.39
2.501 -3.000	109	7,664,672.06	11.85
3.001 -3.500	78	5,951,999.44	9.21
3.501 -4.000	54	3,891,036.14	6.02
4.001 -4.500	38	2,755,635.09	4.26
4.501 -5.000	30	1,872,097.61	2.90
5.001 -5.500	8	550,614.22	0.85
5.501 -6.000	6	193,249.12	0.30
6.001 -7.500	3	130,575.72	0.20
(Total:	708	$64,659,000.43	100.00%

Index
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Prime Rate	708	$64,659,000.43	100.00%
Total:	708	$64,659,000.43	100.00%

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Remaining Term to Stated Maturity
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0-60	10	$221,965.40	0.34%
61-120	32	1,498,424.81	2.32
121-180	77	3,514,255.38	5.44
181 -240	226	16,915,213.75	26.16
301 -360	363	42,509,141.09	65.74
(Total:	7088	$64,659,000.431	100.00%

Seasoning
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1-6	228	$18,769,061.13	29.03%
7-12	383	37,603,191.76	58.16
13-18	63	6,239,358.76	9.65
19-24	4	604,679.05	0.94
25-30	15	827,671.24	1.28
31-36	15	615,038.49	0.95
(Total:	708	$64,659,000.43	100.00%

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Combined Loan-to-Value Ratio
( % )	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01- 10.00	2	$53,826.56	0.08%
10.01 -20.00	15	709,537.43	1.10
20.01 -30.00	22	1,076,074.88	1.66
30.01 -40.00	42	2,520,654.67	3.90
40.01 -50.00	65	5,190,204.16	8.03
50.01 -60.00	87	7,117,189.46	11.01
60.01 -70.00	202	18,934,018.00	29.28
70.01 -80.00	271	28,813,181.81	44.56
80.01 - 100.00	2	244,313.46	0.37
(Total:	708	$64,659,000.43	100.00%

Occupancy Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Primary Home	685	$61,661,149.35	95.36%
Investment	22	2,913,717.11	4.51
Second Home	1	84,133.97	0.13
(Total:	708	$64,659,000.43	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single-Family	603	$54,725,057.25	84.64%
Two-to-Four Family	67	6,856,326.74	10.60
Condominium	20	1,470,022.03	2.27
Planned Unit Development (PUD)	13	1,298,281.27	2.01
Mfg. Housing	4	259,886.92	0.40
Five Family	1	49,426.22	0.08
(Total:	708	$64,659,000.43	100.00%

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

States
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AZ	9	$633,755.42	0.98%
CA	3	238,558.91	0.37
CO	8	1,027,835.97	1.59
CT	29	3,440,127.91	5.32
DE	1	79,900.42	0.12
FL	3	407,381.08	0.63
GA	8	647,425.31	1.00
IL	34	2,299,963.94	3.56
IN	4	298,034.36	0.46
MA	88	8,908,081.76	13.78
MD	1	84,638.22	0.13
ME	12	728,430.87	1.13
MI	105	6,839,431.78	10.58
NH	29	2,610,457.02	4.04
NJ	89	9,372,408.85	14.50
NV	3	174,516.03	0.27
NY	156	16,709,065.98	25.84
OH	2	108,706.45	0.17
OR	4	376,237.06	0.58
PA	57	3,704,505.35	5.73
RI	47	4,457,377.68	6.89
UT	1	29,751.27	0.05
VA	15	1,482,408.79	2.29
(Total:	708	$64,659,000.43	100.00%

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
First	565	$57,347,122.97	88.69%
Second	143	7,311,877.46	11.31
(Total:	1 7081	$64,659,000.431	100.00%

HLIB 2002-1 Collateral

ARMS Summary Statistics by Balance

Current Balance	No. of Loans	Total Current Balance	%	NZWA Fico Score	NZWA Given CLTV	NZWA DTI	WAC	NZWA Margin	WAM	WALA	WAOT
0.01-25,000.00	41	757,486.22	1.2	644.99	53.54	34.97	7.717	3.085	184.63	11.31	195.93
25,000.01-50,000.00	184	6,951,683.75	10.8	639.37	59.53	35.82	7.452	3.052	233.63	9.62	243.25
50,000.01-75,000.00	154	9,472,011.26	14.6	644	60.58	37.18	6.993	2.757	281.15	8.84	289.99
75,000.01-100,000.00	102	8,767,437.08	13.6	635.19	64.03	38.04	7.143	2.8	302.69	9.25	311.94
100,000.01-125,000.00	82	9,186,286.48	14.2	635.53	66.1	36.81	6.722	2.472	315.95	9.2	325.14
125,000.01-150,000.00	40	5,451,469.15	8.4	634.22	70.08	38.56	6.535	2.307	304.56	9.76	314.32
150,000.01-175,000.00	30	4,791,062.83	7.4	645.36	63.5	37.25	6.412	2.274	321.92	9.05	330.98
175,000.01-200,000.00	26	4,909,231.99	7.6	646.98	71.11	39.37	6.688	2.578	342.39	8.39	350.78
200,000.01-225,000.00	16	3,437,625.33	5.3	650.82	65.51	39.82	6.635	2.492	322.17	8.6	330.76
225,000.01-250,000.00	6	1,439,338.00	2.2	639.87	70.53	41.01	6.593	2.597	331.8	7.83	339.63
250,000.01-275,000.00	6	1,567,690.92	2.4	634.77	74.06	42.58	7.299	3.174	351.79	8.21	360
275,000.01-300,000.00	5	1,444,661.92	2.2	672.63	75.56	41.44	6.662	2.367	350.43	9.57	360
300,000.01-325,000.00	4	1,250,700.89	1.9	659.29	72.31	40.25	5.875	1.628	350.27	9.73	360
325,000.01-350,000.00	4	1,343,842.02	2.1	656.73	73.44	28.27	6.481	2.299	289.78	9.98	299.75
375,000.01-400,000.00	1	398,490.25	0.6	701	80	38	5.99	2	354	6	360
400,000.01-425,000.00	3	1,246,357.69	1.9	639.73	77.98	41.01	6.753	2	346.95	13.05	360
425,000.01-450,000.00	2	865,970.37	1.3	730.71	69.37	37.51	5.741	1.619	228.47	11.53	240
675,000.01-700,000.00	2	1,377,654.28	2.1	676.25	58.56	35.49	5.374	1.374	354.52	5.48	360
Total:	708	64,659,000.43	100	643.98	65.62	37.73	6.806	2.559	303.08	9.15	312.23

ARMS Summary Statistics by CLTV

Current Balance	No. of Loans	Total Current Balance	%	NZWA Fico Score	NZWA Given CLTV	NZWA DTI	WAC	NZWA Margin	WAM	WALA	WAOT
5.01-10.00	2	53,826.56	0.1	575.79	9.83	48.17	8.623	4.167	301.5	8.8	310.31
10.01-15.00	5	303,389.35	0.5	682.28	12.51	30.28	6.13	2.085	221.77	7.47	229.25
15.01-20.00	10	406,148.08	0.6	634.43	19	34.88	7.253	2.789	261.6	10.47	272.07
20.01-25.00	4	157,643.21	0.2	597.74	21.92	34.26	7.686	3.299	223.59	7.78	231.37
25.01-30.00	18	918,431.67	1.4	643.84	27.67	36.03	6.875	2.817	282.76	6.76	289.52
30.01-35.00	17	1,014,287.78	1.6	643.16	32.47	35.36	7.307	2.762	317.71	9.78	327.5
35.01-40.00	25	1,506,366.89	2.3	606.99	38.06	39.71	7.363	3.132	286.77	7.3	294.07
40.01-45.00	20	1,409,939.95	2.2	655.15	42.17	35.01	6.544	2.322	244.46	9.14	253.6
45.01-50.00	45	3,780,264.21	5.8	650.05	47.81	37.16	6.857	2.678	292.68	8.21	300.89
50.01-55.00	36	3,123,991.29	4.8	654.54	52.64	37.9	6.753	2.534	300.46	8.55	309.01
55.01-60.00	51	3,993,198.17	6.2	636.52	58.17	37.59	6.923	2.638	280.85	8.52	289.37
60.01-65.00	74	6,507,279.09	10.1	623.77	63.3	37.64	7.333	2.949	311.09	8.7	319.79
65.01-70.00	128	12,426,738.91	19.2	638.64	68.54	36.62	6.763	2.535	298.57	9.1	307.67
70.01-75.00	142	14,558,891.10	22.5	640.16	73.54	39.16	6.884	2.546	316.13	10.38	326.51
75.01-80.00	129	14,254,290.71	22	662.67	78.49	38.08	6.412	2.307	310.39	8.99	319.38
80.01-85.00	1	118,795.06	0.2	659	85	34	5.99	2	356	4	360
90.01-95.00	1	125,518.40	0.2	673	94	35	6	1	340	20	360
Total:	708	64,659,000.43	100	643.98	65.62	37.73	6.806	2.559	303.08	9.15	312.23

Fixed Rate Statistics by CLTV

Current Balance	No. of Loans	Total Current Balance	%	NZWA Fico Score	NZWA Given CLTV	NZWA DTI	WAC	NZWA Margin	WAM	WALA	WAOT
10.01-15.00	6	118,750.97	0.3	630.85	13.62	31.37	10.141	0	137.51	8.93	146.43
15.01-20.00	6	126,899.91	0.4	613.47	17.3	35.44	11.171	0	186.08	8.02	194.1
20.01-25.00	12	337,569.64	1	600.29	21.97	40.89	10.922	0	203.33	9.82	213.15
25.01-30.00	11	455,291.05	1.3	613.37	26.97	40.57	10.396	0	243.19	8.07	251.26
30.01-35.00	8	321,391.45	0.9	642.95	31.76	40.49	9.787	0	213.44	6.79	220.22
35.01-40.00	18	789,376.52	2.2	600.61	37.7	39.41	10.308	0	215.36	7.66	223.02
40.01-45.00	11	310,355.08	0.9	606.58	42.59	37.16	11.03	0	178.01	10.35	188.37
45.01-50.00	25	1,041,668.42	2.9	629.84	47.87	38.95	10.06	0	268.11	6.44	274.55
50.01-55.00	21	1,029,512.85	2.9	622.84	53.11	43.6	9.783	0	248.77	9.55	258.32
55.01-60.00	34	1,464,381.54	4.1	615.02	57.75	36.3	10.348	0	234.71	8.83	243.53
60.01-65.00	43	2,339,699.38	6.6	603.33	63.67	39.33	10.451	0	248.07	7.97	256.04
65.01-70.00	81	4,157,718.78	11.7	612.78	68.4	40.92	10.471	0	242.58	8.54	251.12
70.01-75.00	82	4,285,611.90	12.1	627.85	73.63	41.02	10.307	0	230.88	8.77	239.64
75.01-80.00	199	10,522,689.78	29.7	630.81	79.4	40.49	10.112	0	273.77	7.41	281.18
80.01-85.00	145	6,154,295.92	17.4	628.7	84.48	42.25	11.669	0	253.06	7.36	260.42
85.01-90.00	15	937,958.92	2.6	667.06	89.28	45.18	9.705	0	283.74	7.41	291.15
90.01-95.00	4	296,893.16	0.8	684.72	93.61	46.94	9.398	0	307.46	5.12	312.58
95.01-100.00	15	746,346.01	2.1	674.83	98.9	47.16	10.74	0	235.07	12.8	247.87
Total:	736	35,436,411.28	100	626.23	72.11	40.93	10.49	0	252.33	7.99	260.32

HLIB 2002-1

Fixed Rate Summary

Current Balance	No. of Loans	Total Current Balance	%	NZWA Fico Score	NZWA Given CLTV	NZWA DTI	WAC	NZWA Margin	WAM	WALA	WAOT
0.01-25,000.00	200	3,619,351.07	10.2	629.86	69.5	39.69	11.599	0	201.84	7.84	209.68
25,000.01-50,000.00	272	9,739,341.40	27.5	621.72	70.31	39.98	11.091	0	223.69	7.97	231.66
50,000.01-75,000.00	144	8,709,909.48	24.6	623.72	71.2	40.24	10.188	0	256.12	7.73	263.85
75,000.01-100,000.00	71	6,078,428.54	17.2	631.6	72.32	42.24	9.884	0	273.6	8.26	281.85
100,000.01-125,000.00	22	2,388,329.95	6.7	623.1	73.49	44.41	9.847	0	291.75	7.88	299.63
125,000.01-150,000.00	7	964,002.08	2.7	649.72	74.78	42.77	10.129	0	303.17	11.39	314.56
150,000.01-175,000.00	12	1,930,438.16	5.4	650.2	80.84	41.09	9.738	0	294.19	5.09	299.28
175,000.01-200,000.00	4	747,305.00	2.1	608.92	74.77	45.08	9.922	0	320.48	9.52	330
200,000.01-225,000.00	1	224,236.84	0.6	610	85	46	12.05	0	351	9	360
275,000.01-300,000.00	1	293,637.53	0.8	583	85	47	13.3	0	231	9	240
325,000.01-350,000.00	1	349,718.12	1	576	70	50	10.25	0	159	21	180
375,000.01-400,000.00	1	391,713.11	1.1	640	80	21	8.25	0	358	2	360
Total:	736	35,436,411.28	100	626.23	72.11	40.93	10.49	0	252.33	7.99	260.32